UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2005

The following N-CSR relates only to Dreyfus Premier Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for these series, as appropriate.

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review and
Approval of the Fund’s Investment
Management Agreement
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Core Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Core Equity Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund’s sub-investment adviser.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser
How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 7.35% for Class A shares, 6.65% for Class B shares, 6.58% for Class C shares, 9.29% for Class R shares and 7.14% for Class T shares.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 12.55% total return.2

After rallying sharply in the closing weeks of 2004, stock prices generally remained little changed over the first eight months of 2005 as positive factors, including moderate economic growth and higher corporate earnings, were offset by negative influences, such as surging energy prices and rising interest rates. The fund produced lower returns than its benchmark, primarily because companies toward the smaller end of the S&P 500 Index’s capitalization range fared better than the large, multinational companies on which the fund focuses.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer.Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth.The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.As a result, the fund invests for long-term growth rather than short-term profits.

What other factors influenced the fund’s performance?

After economic and political uncertainty weighed on investor sentiment during the fall of 2004, the market rallied sharply when the U.S. presidential election ended and signs of stronger economic growth emerged. However, the year-end rally tended to favor smaller companies over the dominant market leaders in which the fund primarily invests.This has been the case for some time and as a result, the fund’s returns have lagged the S&P 500 Index.Although the fund’s relative performance improved during 2005, it was not enough to fully offset earlier weakness.

In addition, some of the fund’s holdings were hurt by company-specific problems. In the health care sector, safety-related issues concerning a certain class of pain relievers adversely affected Merck & Co. and Pfizer. In the financials area, accounting inquiries sparked declines in insurer American International Group, insurance broker Marsh & McLennan Cos. and government-sponsored mortgage agencies Fannie Mae and Freddie Mac, while banking conglomerate Citigroup lost value due, in part, to its settlement of litigation regarding its role in the collapse of Enron.

On the other hand, the fund scored successes in a number of areas.The fund particularly benefited from its emphasis on energy companies, which achieved sharply higher profits as energy prices surged. We added to the fund’s energy holdings during the reporting period, helping to boost returns further. Food and tobacco giant Altria Group —where litigation concerns eased and investors anticipated a possible corporate reorganization — represented the fund’s top performer for the reporting period. Pharmacy chain Walgreen benefited from improving operating results, and publisher McGraw-Hill Cos. received attractive profit contributions from its Standard & Poor’s subsidiary.

4

Restaurant chain McDonald’s also gained value, primarily due to positive customer reaction to healthier menus. In the technology area, semiconductor manufacturer Intel enjoyed stronger financial results when customer demand improved.

What is the fund’s current strategy?

A key component of our buy-and-hold investment strategy is a long-term perspective that tends to keep portfolio turnover relatively low. However, as opportunities arose and valuations of very large companies became more attractive, we added a number of new positions to the fund’s portfolio during the reporting period.

In the energy area, where higher commodity prices have fueled strong earnings growth, we added Total and Occidental Petroleum.Americans are spending a larger share of their incomes on home improvement, so we added Home Depot to the portfolio at valuations we consider attractive. The fund’s investment in global bank HSBC Holdings provides greater exposure to fast-growing consumer banking markets in China, Mexico and Brazil. Finally, managed care provider UnitedHealth Group is expected to benefit from industry consolidation and cost containment. In our judgment, companies such as these are well positioned to grow at an above-average rate even if economic growth moderates, and their strong balance sheets should help limit their sensitivity to rising interest rates.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Equity Fund on 9/30/98 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/30/98	1.18%	(3.96%)	2.15%
without sales charge	9/30/98	7.35%	(2.82%)	3.03%
Class B shares
with applicable redemption charge †	4/15/02	2.65%	—	(0.69%)
without redemption	4/15/02	6.65%	—	0.21%
Class C shares
with applicable redemption charge ††	4/15/02	5.58%	—	0.20%
without redemption	4/15/02	6.58%	—	0.20%
Class R shares	4/15/02	9.29%	—	1.69%
Class T shares
with applicable sales charge (4.5%)	4/15/02	2.34%	—	(0.68%)
without sales charge	4/15/02	7.14%	—	0.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Equity Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.80	$ 10.56	$ 10.56	$ 5.60	$ 8.06
Ending value (after expenses)	$999.30	$995.90	$995.20	$1,002.70	$998.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.87	$ 10.66	$ 10.66	$ 5.60	$ 8.13
Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,019.66	$1,017.14

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, 1.10% for Class R and 1.60% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—100.0%	Shares	Value ($)

Banking—5.6%
Bank of America	125,000	5,378,750
Freddie Mac	20,500	1,237,790
HSBC Holdings, ADR	35,000	2,829,400
SunTrust Banks	40,000	2,811,200
		12,257,140
Capital Goods—6.8%
Emerson Electric	60,000	4,036,800
General Electric	320,000	10,755,200
		14,792,000
Diversified Financials—9.3%
American Express	90,000	4,971,600
Citigroup	200,233	8,764,198
JP Morgan Chase & Co.	100,000	3,389,000
Merrill Lynch & Co.	55,000	3,143,800
		20,268,598
Energy—20.3%
BP, ADR	120,000	8,205,600
Chevron	121,000	7,429,400
ConocoPhillips	70,000	4,615,800
Exxon Mobil	304,160	18,219,184
Occidental Petroleum	20,000	1,660,600
Royal Dutch Shell, Cl. A, ADR	57,000	3,702,720
Total, ADR	4,000 [a]	527,360
		44,360,664
Food & Drug Retailing—6.5%
McDonald’s	40,000	1,298,000
Wal-Mart Stores	110,000	4,945,600
Walgreen	170,000	7,876,100
		14,119,700
Food, Beverage & Tobacco—17.5%
Altria Group	220,000	15,554,000
Anheuser-Busch Cos.	65,000	2,880,150
Coca-Cola	190,000	8,360,000
Nestle, ADR	70,050	4,911,090
PepsiCo	120,000	6,582,000
		38,287,240

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care—.2%
UnitedHealth Group	10,000	515,000
Household & Personal Products—5.6%
Colgate-Palmolive	46,000	2,415,000
Estee Lauder Cos., Cl. A	40,000	1,615,600
Procter & Gamble	147,000	8,155,560
		12,186,160
Insurance—1.1%
American International Group	40,580	2,402,336
Materials—.6%
Praxair	25,000	1,207,500
Media—4.7%
McGraw-Hill Cos.	120,000	5,786,400
News, Cl. A	210,200	3,407,342
Time Warner	21,500	385,280
Viacom, Cl. B	20,000	679,800
		10,258,822
Pharmaceuticals & Biotechnology—11.4%
Abbott Laboratories	100,000	4,513,000
Eli Lilly & Co.	67,000	3,686,340
Johnson & Johnson	100,000	6,339,000
Merck & Co.	89,000	2,512,470
Pfizer	310,350	7,904,615
		24,955,425
Retailing—2.0%
Home Depot	50,000	2,016,000
Target	45,000	2,418,750
		4,434,750
Semiconductors & Equipment—4.7%
Intel	400,000	10,288,000
Software & Services—2.6%
Microsoft	203,000	5,562,200
Transportation—1.1%
United Parcel Service, Cl. B	35,000	2,481,150
Total Common Stocks
(cost $185,818,254)		218,376,685

10

Investment of Cash Collateral
for Securities Loaned—.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $78,000)	78,000 [b]	78,000

Total Investments (cost $185,896,254)	100.0%	218,454,685
Liabilities, Less Cash and Receivables	(.0%)	(125,029)
Net Assets	100.0%	218,329,656

ADR—American Depository Receipts.
[a] All or a portion of this security is on loan. At August 31, 2005, the total market value of the fund’s security on loan is $79,104 and the total market value of the collateral held is $78,000.
[b] Investment in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Energy	20.3	Banking	5.6
Food, Beverage & Tobacco	17.5	Household & Personal Products	5.6
Pharmaceuticals & Biotechnology	11.4	Media	4.7
Diversified Financials	9.3	Semiconductors & Equipment	4.7
Capital Goods	6.8	Other	7.6
Food & Drug Retailing	6.5		100.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $79,104)—Note 1(b):
Unaffiliated issuers			185,818,254		218,376,685
Affiliated issuers				78,000	78,000
Cash					73,510
Dividends receivable					684,502
Receivable for shares of Capital Stock subscribed					125,860
					219,338,557

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					329,794
Payable for shares of Capital Stock redeemed					499,962
Bank loan payable—Note 2					100,000
Liability for securities on loan—Note 1(b)					78,000
Interest payable					1,145
					1,008,901

Net Assets ($)					218,329,656

Composition of Net Assets ($):
Paid-in capital					193,117,777
Accumulated undistributed investment income—net					984,214
Accumulated net realized gain (loss) on investments					(8,330,766)
Accumulated net unrealized appreciation
(depreciation) on investments					32,558,431

Net Assets ($)					218,329,656

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	95,659,774	47,454,987	72,061,519	103,144	3,050,232
Shares Outstanding	6,458,044	3,246,887	4,932,683	6,848	207,473

Net Asset Value
Per Share ($)	14.81	14.62	14.61	15.06	14.70

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $33,927 foreign taxes withheld at source):
Unaffiliated issuers	6,147,813
Affiliated issuers	7,835
Income from securities lending	11,285
Total Income	6,166,933
Expenses:
Management fee—Note 3(a)	2,475,502
Distribution and service fees—Note 3(b)	1,487,174
Interest expense—Note 2	5,301
Loan commitment fees—Note 2	1,807
Total Expenses	3,969,784
Investment Income—Net	2,197,149

Realized and Unrealized Gain (Loss) on Investments—Note 4($):
Net realized gain (loss) on investments	(3,220,317)
Net unrealized appreciation (depreciation) on investments	16,314,263
Net Realized and Unrealized Gain (Loss) on Investments	13,093,946
Net Increase in Net Assets Resulting from Operations	15,291,095

See notes to financial statements.
The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	2,197,149	723,418
Net realized gain (loss) on investments	(3,220,317)	(2,568,465)
Net unrealized appreciation
(depreciation) on investments	16,314,263	17,607,441
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,291,095	15,762,394

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,118,253)	(569,620)
Class B shares	(192,462)	(25,221)
Class C shares	(278,933)	(74,737)
Class R shares	(8,340)	(7)
Class T shares	(26,462)	(5,281)
Total Dividends	(1,624,450)	(674,866)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	19,375,878	34,884,950
Class B shares	4,422,835	16,089,291
Class C shares	15,837,717	31,128,618
Class R shares	98,816	602,363
Class T shares	512,703	1,584,563
Dividends reinvested:
Class A shares	812,053	413,241
Class B shares	140,739	17,711
Class C shares	139,701	38,940
Class R shares	8,348	7
Class T shares	25,969	5,243
Cost of shares redeemed:
Class A shares	(33,105,895)	(28,926,203)
Class B shares	(10,283,224)	(8,483,677)
Class C shares	(22,033,061)	(14,407,606)
Class R shares	(612,121)	(294)
Class T shares	(180,374)	(212,617)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,839,916)	32,734,530
Total Increase (Decrease) in Net Assets	(11,173,271)	47,822,058

Net Assets ($):
Beginning of Period	229,502,927	181,680,869
End of Period	218,329,656	229,502,927
Undistributed investment income—net	984,214	411,515

14

	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	1,345,092	2,526,955
Shares issued for dividends reinvested	57,187	30,363
Shares redeemed	(2,295,108)	(2,082,496)
Net Increase (Decrease) in Shares Outstanding	(892,829)	474,822

Class B [a]
Shares sold	312,484	1,183,140
Shares issued for dividends reinvested	9,988	1,311
Shares redeemed	(720,803)	(616,344)
Net Increase (Decrease) in Shares Outstanding	(398,331)	568,107

Class C
Shares sold	1,112,013	2,276,602
Shares issued for dividends reinvested	9,922	2,884
Shares redeemed	(1,545,510)	(1,043,403)
Net Increase (Decrease) in Shares Outstanding	(423,575)	1,236,083

Class R
Shares sold	6,624	42,570
Shares issued for dividends reinvested	588	1
Shares redeemed	(42,986)	(18)
Net Increase (Decrease) in Shares Outstanding	(35,774)	42,553

Class T
Shares sold	36,024	117,072
Shares issued for dividends reinvested	1,839	387
Shares redeemed	(12,697)	(15,440)
Net Increase (Decrease) in Shares Outstanding	25,166	102,019

[a] During the period ended August 31, 2005, 74,626 Class B shares representing $1,072,499 were automatically converted to 73,785 Class A shares and during the period ended August 31, 2004, 67,696 Class B shares representing $942,659 were automatically converted to 66,914 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	13.95	12.91	12.81	14.49	17.68
Investment Operations:
Investment income—net [b]	.20	.10	.09	.05	.05
Net realized and unrealized gain
(loss) on investments	.82	1.02	.04	(1.68)	(3.05)
Total from Investment Operations	1.02	1.12	.13	(1.63)	(3.00)
Distributions:
Dividends from investment income—net	(.16)	(.08)	(.03)	(.05)	(.02)
Dividends from net realized gain
on investments	—	—	—	—	(.17)
Total Distributions	(.16)	(.08)	(.03)	(.05)	(.19)
Net asset value, end of period	14.81	13.95	12.91	12.81	14.49

Total Return (%)	7.35[c]	8.67[c]	1.05[c]	(11.29)[c]	(17.10)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	1.39	.72	.72	.34	.30
Portfolio Turnover Rate	3.89	2.21	.93	9.07	4.07

Net Assets, end of period ($ x 1,000)	95,660	102,518	88,746	47,336	52,688

[a]	The fund changed to a five class fund on April 15, 2002.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.76	12.77	12.77	14.62
Investment Operations:
Investment income (loss)—net [b]	.09	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized gain
(loss) on investments	.82	1.00	.03	(1.84)
Total from Investment Operations	.91	1.00	.03	(1.85)
Distributions:
Dividends from investment income—net	(.05)	(.01)	(.03)	—
Net asset value, end of period	14.62	13.76	12.77	12.77

Total Return (%) [d]	6.65	7.81	.26	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.10	2.10	.80[e]
Ratio of net investment income
(loss) to average net assets	.64	(.03)	(.03)	(.07)[e]
Portfolio Turnover Rate	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	47,455	50,172	39,290	8,233

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.76	12.77	12.77	14.62
Investment Operations:
Investment income (loss)—net [b]	.09	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized gain
(loss) on investments	.81	1.01	.03	(1.84)
Total from Investment Operations	.90	1.01	.03	(1.85)
Distributions:
Dividends from investment income—net	(.05)	(.02)	(.03)	—
Net asset value, end of period	14.61	13.76	12.77	12.77

Total Return (%) [d]	6.58	7.88	.25	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.10	2.10	.80[e]
Ratio of net investment income
(loss) to average net assets	.63	(.03)	(.03)	(.08)[e]
Portfolio Turnover Rate	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	72,062	73,690	52,613	9,046

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class R Shares	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.97	12.90	12.81	14.62
Investment Operations:
Investment income—net [b]	.26	.13	.11	.03
Net realized and unrealized gain
(loss) on investments	1.03	1.04	.05	(1.84)
Total from Investment Operations	1.29	1.17	.16	(1.81)
Distributions:
Dividends from investment income—net	(.20)	(.10)	(.07)	—
Net asset value, end of period	15.06	13.97	12.90	12.81

Total Return (%)	9.29	9.13	1.26	(12.38)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.10	1.13	.42[c]
Ratio of net investment income
to average net assets	1.79	1.01	.93	.23[c]
Portfolio Turnover Rate	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	103	596	1	1

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.86	12.84	12.79	14.62
Investment Operations:
Investment income—net [b]	.16	.07	.06	.01
Net realized and unrealized gain
(loss) on investments	.82	1.01	.03	(1.84)
Total from Investment Operations	.98	1.08	.09	(1.83)
Distributions:
Dividends from investment income—net	(.14)	(.06)	(.04)	—
Net asset value, end of period	14.70	13.86	12.84	12.79

Total Return (%) [c]	7.14	8.39	.74	(12.52)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	1.60	1.60	.61[d]
Ratio of net investment income
to average net assets	1.12	.51	.47	.13[d]
Portfolio Turnover Rate	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	3,050	2,527	1,031	403

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund’s investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

22

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $984,214, accumulated capital losses $5,510,021 and unrealized appreciation $32,558,431. In addition, the fund had $2,820,745 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $69,610 of the carryover expires in fiscal 2009, $1,191,615 expires in fiscal 2010, $1,280,759 expires in fiscal 2011, $333,454 expires in fiscal 2012 and $2,634,583 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 and August 31, 2004 were as follows: ordinary income of $1,624,450 and $674,866.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2005 was approximately $169,700, with a related weighted average annualized interest rate of 3.08% .

24

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly.

During the period ended August 31, 2005, the Distributor retained $30,083 and $1,668 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $169,155 and $16,377 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $248,792, $371,460, $546,702 and $7,083, respectively, pursuant to their respective Plans. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $123,820, $182,234 and $7,083, respectively, pursuant to the Service Plan.

26

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $205,684, Rule 12b-1 distribution plan fees $97,883 and shareholder services plan fees $26,227.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $8,706,171 and $33,116,781, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $185,896,254; accordingly, accumulated net unrealized appreciation on investments was $32,558,431, consisting of $41,602,596 gross unrealized appreciation and $9,044,165 gross unrealized depreciation

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in the whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Equity Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented herein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Equity Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented herein, in conformity with U.S. generally accepted accounting principles.

New York, New York October 20, 2005
The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For Federal Tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,624,450 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Company’s Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement between the Manager and Fayez Sarofim and Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s portfolio.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Company were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s and Sarofim & Co.’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and discussed the results of the comparisons.The Board members considered that the fund’s total return performance was lower than the fund’s comparison group and Lipper category averages for the one- and three-year periods and was higher than the comparison group and Lipper category averages for the five-year period.The Board then discussed Sarofim & Co.’s long-term “buy-and-hold” investment approach to investing in what generally is known as “mega-cap” companies, Sarofim & Co.’s considerable reputation based on following that investment approach, and that its investment approach has been out of favor over the one- and three-year periods.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. They noted that the fund’s expense ratio was lower than the fund’s Lipper category average and higher than the fund’s comparison group average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the “Similar Funds”) and by separate accounts with similar investment objectives, policies and strategies managed by Sarofim & Co. (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”), and explained the nature of each Similar Account and the differences, from the Manager’s perspective, in managing and providing other services to the Similar Accounts as compared to managing and providing other services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the Manager’s or Sarofim & Co.’s performance and the services provided. Noting the fund’s “unitary fee” structure, the Board concluded that the Similar Funds had expense ratios that were both higher and lower that the fund’s expense

32

ratio. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to and determining the profitability of individual funds and the entire mutual fund complex of the Manager.The consulting firm also analyzed where any economies of scale might emerge as assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund’s assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund’s overall performance and generally superior service levels provided.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.
  While the Board was concerned with the fund’s one- and three-year total return performance, the Board believed that the fund’s perfor- mance was consistent with Sarofim & Co.’s investment approach during those periods, and that the fund’s performance should be measured over a longer market cycle.
  The Board concluded that the fee paid to the Manager and Sarofim & Co. by the fund was reasonable in light of considerations described above.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders and that the Management Agreement and Sub-Investment Advisory Agreement would be renewed until October 31, 2005, prior to which the Board will reconsider the renewals for the remainder of the annual period (through April 4, 2006).

34

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————

James Fitzgibbons (70) Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director
No. of Portfolios for which Board Member Serves: 23

———————
J. Tomlinson Fort (77) Board Member (1987)
Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2004)
Other Board Memberships and Affiliations:
• Allegheny College, Emeritus Trustee
• Pittsburgh Ballet Theatre,Trustee
• American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 23

———————

Kenneth A. Himmel (59) Board Member (1994)
Principal Occupation During Past 5 Years:
• President and CEO, Related Urban Development, a real estate development company
(1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 23
The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (58) Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company
(2000-present)
• Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

Other Board Memberships and Affiliations:
• BDML Holdings, an insurance company, Chairman of the Board
• Affiliated Managers Group, an investment management company, Director
No. of Portfolios for which Board Member Serves: 23

———————
Roslyn Watson (55) Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
Other Board Memberships and Affiliations:
• American Express Centurion Bank, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 23

———————
Benaree Pratt Wiley (59) Board Member (1998)
Principal Occupation During Past 5 Years:
• President and CEO,The Partnership, an organization dedicated to increasing the representa-
tion of African Americans in positions of leadership, influence and decision-making in
Boston, MA (1991-present)

Other Board Memberships and Affiliations:
  Boston College, Associate Trustee
  The Greater Boston Chamber of Commerce, Director
  Mass. Development, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ruth Marie Adams, Emeritus Board Member Francis P. Brennan, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.

Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant Secretary
Officer and Chief Operating Officer of	of Dreyfus, and an officer of 91 investment
Dreyfus, and an officer of 90 investment	companies (comprised of 200 portfolios) managed
companies (comprised of 184 portfolios)	by Dreyfus. He is 39 years old and has been an
managed by Dreyfus. Mr. Canter also is a	employee of Dreyfus since December 1996.
Board member and, where applicable, an
Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of Dreyfus. He is 60 years old and has	Assistant General Counsel and Assistant Secretary
been an employee of Dreyfus since May 1995.	of Dreyfus, and an officer of 91 investment
STEPHEN R. BYERS, Executive Vice	companies (comprised of 200 portfolios) managed
President since November 2002.	by Dreyfus. She is 49 years old and has been an
employee of Dreyfus since October 1998.
Chief Investment Officer,Vice Chairman and a
director of Dreyfus, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by Dreyfus. Mr. Byers also is	Assistant General Counsel and Assistant
an officer, director or an Executive Committee	Secretary of Dreyfus, and an officer of 91
Member of certain other investment	investment companies (comprised of 200
management subsidiaries of Mellon Financial	portfolios) managed by Dreyfus. He is 43 years
Corporation, each of which is an affiliate of	old and has been an employee of Dreyfus since
Dreyfus. He is 52 years old and has been an	July 2000.
employee of Dreyfus since January 2000.
JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of Dreyfus, and an
General Counsel of Dreyfus, and an officer of	officer of 91 investment companies (comprised
91 investment companies (comprised of 200	of 200 portfolios) managed by Dreyfus. She is
portfolios) managed by Dreyfus. He is 59 years	42 years old and has been an employee of
old and has been an employee of Dreyfus since	Dreyfus since February 1984.
June 1977.
JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.
Associate General Counsel of Dreyfus, and an
Associate General Counsel of Dreyfus, and an	officer of 91 investment companies (comprised
officer of 91 investment companies (comprised	of 200 portfolios) managed by Dreyfus. He is
of 200 portfolios) managed by Dreyfus. He is	42 years old and has been an employee of
45 years old and has been an employee of	Dreyfus since February 1991.
Dreyfus since October 1991.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of Dreyfus, and an	Senior Accounting Manager – Equity Funds of
officer of 91 investment companies (comprised	Dreyfus, and an officer of 91 investment
of 200 portfolios) managed by Dreyfus. He is	companies (comprised of 200 portfolios) managed
53 years old and has been an employee of	by Dreyfus. He is 38 years old and has been an
Dreyfus since May 1986.	employee of Dreyfus since November 1990.

JEFF PRUSNOFSKY, Vice President and	KENNETH J. SANDGREN, Assistant
Assistant Secretary since August 2005.	Treasurer since November 2001.
Associate General Counsel of Dreyfus, and an	Mutual Funds Tax Director of Dreyfus, and an
officer of 91 investment companies (comprised	officer of 91 investment companies (comprised
of 200 portfolios) managed by Dreyfus. He is	of 200 portfolios) managed by Dreyfus. He is
40 years old and has been an employee of	51 years old and has been an employee of
Dreyfus since October 1990.	Dreyfus since June 1993.

JAMES WINDELS, Treasurer since	JOSEPH W. CONNOLLY, Chief Compliance
November 2001.	Officer since October 2004.
Director – Mutual Fund Accounting of	Chief Compliance Officer of Dreyfus and The
Dreyfus, and an officer of 91 investment	Dreyfus Family of Funds (91 investment
companies (comprised of 200 portfolios)	companies, comprising 200 portfolios). From
managed by Dreyfus. He is 46 years old and has	November 2001 through March 2004, Mr.
been an employee of Dreyfus since April 1985.	Connolly was first Vice-President, Mutual Fund

GREGORY S. GRUBER, Assistant	Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Municipal Bond	Fund Accounting and Fund Administration
Funds of Dreyfus, and an officer of 91	services to third-party mutual fund clients. He
investment companies (comprised of 200	is 48 years old and has served in various
portfolios) managed by Dreyfus. He is 46 years	capacities with Dreyfus since 1980, including
old and has been an employee of Dreyfus since	manager of the firm’s Fund Accounting
August 1981.	Department from 1997 through October 2001.

ERIK D. NAVILOFF, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Taxable Fixed	October 2002.
Income Funds of Dreyfus, and an officer of 18	Vice President and Anti-Money Laundering
investment companies (comprised of 74	Compliance Officer of the Distributor, and the
portfolios) managed by Dreyfus. He is 37 years	Anti-Money Laundering Compliance Officer
old and has been an employee of Dreyfus since	of 88 investment companies (comprised of 197
November 1992.	portfolios) managed by Dreyfus. He is 35 years

ROBERT ROBOL, Assistant Treasurer	old and has been an employee of the
since August 2003.	Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of Dreyfus, and an officer of 91
investment companies (comprised of 200
portfolios) managed by Dreyfus. He is 41 years
old and has been an employee of Dreyfus since
October 1988.

38

NOTES

For More	Information

Dreyfus Premier	Custodian

Core Equity Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Fayez Sarofim & Co.	Distributor

Two Houston Center,
Dreyfus Service Corporation
Suite 2907
200 Park Avenue
Houston,TX 77010
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,100 in 2004 and $23,825 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $1,583 in 2004 and $5,650 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 0 in 2004 and $ 0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,389 in 2004 and $2,000 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ 0 in 2004 and $ 0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $ 0 in 2004 and $ 0 in 2005.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $ 0 in 2004 and $ 0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ 2,776,719 in 2004 and $1,476,000 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Tax-Free Municipal Funds
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)